Exhibit 24

WHITE MOUNTAINS INSURANCE GROUP, LTD.
POWER OF ATTORNEY
KNOW ALL MEN by these presents, that J. Brian Palmer does hereby make, constitute and appoint G. Manning Rountree and Lowndes A. Smith, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2018.

/s/ J. BRIAN PALMER

WHITE MOUNTAINS INSURANCE GROUP, LTD.
POWER OF ATTORNEY
KNOW ALL MEN by these presents, that Yves Brouillette does hereby make, constitute and appoint G. Manning Rountree and Lowndes A. Smith, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2018.

/s/ YVES BROUILLETTE

WHITE MOUNTAINS INSURANCE GROUP, LTD.
POWER OF ATTORNEY
KNOW ALL MEN by these presents, that Reid T. Campbell does hereby make, constitute and appoint G. Manning Rountree and Lowndes A. Smith, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2018.

/s/ REID T. CAMPBELL

WHITE MOUNTAINS INSURANCE GROUP, LTD.
POWER OF ATTORNEY
KNOW ALL MEN by these presents, that Mary C. Choksi does hereby make, constitute and appoint G. Manning Rountree and Lowndes A. Smith, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2018.

/s/ MARY C. CHOKSI

WHITE MOUNTAINS INSURANCE GROUP, LTD.
POWER OF ATTORNEY
KNOW ALL MEN by these presents, that Morgan W. Davis does hereby make, constitute and appoint G. Manning Rountree and Lowndes A. Smith, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2018.

/s/ MORGAN W. DAVIS

WHITE MOUNTAINS INSURANCE GROUP, LTD.
POWER OF ATTORNEY
KNOW ALL MEN by these presents, that A. Michael Frinquelli does hereby make, constitute and appoint G. Manning Rountree and Lowndes A. Smith, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2018.

/s/ A. MICHAEL FRINQUELLI

WHITE MOUNTAINS INSURANCE GROUP, LTD.
POWER OF ATTORNEY
KNOW ALL MEN by these presents, that Edith E. Holiday does hereby make, constitute and appoint G. Manning Rountree and Lowndes A. Smith, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has duly executed these presents this 26th day of February, 2018.

/s/ EDITH E. HOLIDAY

WHITE MOUNTAINS INSURANCE GROUP, LTD.
POWER OF ATTORNEY
KNOW ALL MEN by these presents, that G. Manning Rountree does hereby make, constitute and appoint himself and Lowndes A. Smith, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has duly executed these presents this 26th day of February, 2018.

/s/ G. MANNING ROUNTREE

WHITE MOUNTAINS INSURANCE GROUP, LTD.
POWER OF ATTORNEY
KNOW ALL MEN by these presents, that Lowndes A. Smith does hereby make, constitute and appoint G. Manning Rountree and himself, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2018.

/s/ LOWNDES A. SMITH

WHITE MOUNTAINS INSURANCE GROUP, LTD.
POWER OF ATTORNEY
KNOW ALL MEN by these presents, that Gary C. Tolman does hereby make, constitute and appoint G. Manning Rountree and Lowndes A. Smith, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2018.

/s/ GARY C. TOLMAN